EXCHANGE TRADED CONCEPTS TRUST

Optica Rare Earths & Critical Materials ETF (NYSE Arca Ticker: CRIT)

(the “Fund”)

Supplement dated December 5, 2024, to the Fund’s currently effective

Summary Prospectus and Prospectus (collectively, the “Prospectuses”)

This supplement provides new and additional information beyond that contained in Prospectuses and should be read in conjunction with those documents.

Effective December 6, 2024, VettaFi, LLC (“VettaFi”) will replace Solactive AG as the index calculator and EQM Indexes, LLC as the index administrator for the Fund’s index. Accordingly, as of that date, all references to Solactive AG and EQM Indexes, LLC are deleted from the Prospectuses and replaced with VettaFi, LLC.

The last paragraph of the “Principal Investment Strategies” section is deleted in its entirety and restated as follows:

Optica Capital Pty Ltd. (the “Index Provider”), in consultation with VettaFi, LLC (“VettaFi”), developed the methodology for determining the securities to be included in the Index. VettaFi maintains the Index, including its calculation, publishing, implementing the semi-annual rebalance and reconstitution and monitoring and implementing any adjustments, additions and deletions to the Index based on the index methodology and certain corporate actions, such as initial public offerings, mergers, acquisitions, bankruptcies, suspensions, de-listings, tender offers and spin-offs. Neither the Index Provider nor VettaFi is affiliated with each other or with the Fund or the Adviser.

The last paragraph of the “Index Information/Trademark License/Disclaimer” section is deleted in its entirety and restated as follows:

The Index Provider has retained VettaFi to calculate the Index. VettaFi is not affiliated with the Index Provider, the Trust, the Adviser, the Fund’s administrator, custodian, transfer agent or distributor, or any of their respective affiliates. The Fund is not sponsored, promoted, sold or supported in any other manner by VettaFi nor does VettaFi offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or Index trademark at any time or in any other respect. VettaFi uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards the Index Provider, VettaFi has no obligation to point out errors in the Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Index by VettaFi nor the licensing of the Index or Index trademark for the purpose of use in connection with the Fund constitutes a recommendation by VettaFi to invest capital in the Fund nor does it in any way represent an assurance or opinion VettaFi with regard to any investment in the Fund.

Please retain this Supplement for future reference.